UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        NOVEMBER 1, 2005
                                                 -------------------------------

                               VERINT SYSTEMS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                   0-15502                      11-3200514
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)


     330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK                  11747
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      (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code        (631) 962-9600
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

           On November 1, 2005, Verint Systems Inc. provided notice to MultiVision Intelligent Surveillance Limited ("MultiVision") that it has irrevocably determined not to issue shares of its Common Stock to Multivision as partial consideration for the pending acquisition of MultiVision's networked video security business. Instead, the entire $48 million purchase price (which is subject to certain adjustments) will be paid in cash. The acquisition is subject to a number of conditions, including approval by MultiVision shareholders.

























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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VERINT SYSTEMS INC.

                                    By: /s/ Igal Nissim
                                        -----------------------------------
                                        Name: Igal Nissim
                                        Title: Chief Financial Officer



Date: November 7, 2005






























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